
                 1717 K Street, NW, Suite 707

                 Washington, DC  20006-1504

                 Telephone (202) 331-8055

                 Fax (202) 331-8190

                 TIN: 52-6220193

                 Participant I.D.:

                 TIN:

                 Distributions are:
                                                Investment
Summary
                                                   Transactions
                                                      Market
Value    Units this        Total        Investment
  Date         Description        Dollar Amount        per Unit
     Transaction        Units         Balance
            Beginning Balance





            Ending Balance


                                             Monthly Income Per
Unit

                    Ordinary Income    Capital Gains
Operating Expenses      Net Income





                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year
    3-Year     5-Year    10-Year Inception-to-Date
  Trust Time-Weighted, Gross
                                         --

  Trust Time-Weighted, Net
                                         --

  Participant Dollar-Weighted, Net


<F1>
                              Note:  Returns greater than one
year are annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at
redemption than at original purchase.